UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2005

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RS GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in its charter)

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FLORIDA	0-50046	65-1082128
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

200 YORKLAND BLVD., SUITE 200, TORONTO, ON, CANADA M2J 5C1

(Address of Principal Executive Offices with Zip Code)

Registrant’s telephone number, including area code: (416) 391-4223

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 23, 2006, RS Group of Companies, Inc. (the “Company”) held an investor call. During this conference call, information regarding our operations and recent developments was discussed. A copy of the transcript of this conference call is attached as Exhibit 99.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(c)

Exhibits

99.

Transcript of January 23, 2006, 6:00PM (EST) investor conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 23, 2006

RS GROUP OF COMPANIES, INC.

By:	/s/ KENNETH MIN
Name:	Kenneth Min
Title:	President